UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  February 7, 2024
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 7, 2024, OpGen, Inc. (the “Company”) and a holder (the “Holder”) of certain existing warrants (the “Existing Warrants”) to purchase shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company agreed to amend (the “Amendment”) that certain warrant inducement agreement entered into by the Company and the Holder on October 12, 2023 and amended on October 26, 2023 (as amended, the “Inducement Agreement”). As previously disclosed, pursuant to the Inducement Agreement, the Holder agreed to exercise for cash their Existing Warrants to purchase up to 10,892,728 shares of the Company’s Common Stock at an exercise price of $0.7785 per share, the exercise price per share of the Existing Warrants, during the period from the date of the Inducement Agreement until December 31, 2023. As of February 7, 2024, the Holder has exercised 2,000,000 shares of Common Stock under the Existing Warrants pursuant to the Inducement Agreement for aggregate gross proceeds to the Company of $2.057 million before deducting financial advisory fees and other expenses payable by the Company. Pursuant to the Amendment, the Company and the Holder agreed to extend the offer period until April 30, 2024. Except for the extension of the offer period pursuant to the Amendment, the terms and conditions of the Inducement Agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Amendment, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference. For additional information concerning the Inducement Agreement, see the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 16, 2023 and October 26, 2023.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report on Form 8-K and Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2023 are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Second Amendment Agreement to Warrant Inducement Agreement, by and between the Company and the Holder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2024	OpGen, Inc.

	By:	/s/ Oliver Schacht
		Name:	Oliver Schacht, Ph.D.
		Title:	Chief Executive Officer